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EXHIBIT 99.2  Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of
              2002


Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Eli Lilly and Company, an Indiana corporation (the "Company"), hereby certifies that, to the best of his knowledge:

The Annual Report on Form 10-K for the year ended December 31, 2002 (the "Form 10-K"), of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date       March 19, 2003               s/ Sidney Taurel
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                                        Sidney Taurel
                                        Chairman of the Board, President, and
                                           Chief Executive Officer




Date       March 19, 2003               s/ Charles E. Golden
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                                        Charles E. Golden
                                        Executive Vice President and
                                           Chief Financial Officer